UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2021

Supernova Partners Acquisition Company II, Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40140	98-1574762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4301 50 th Street NW Suite 300, PMB 1044 Washington, D.C.	20016
(Address of Principal Executive Offices)	(Zip Code)
(202)
918-7050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one warrant	SNII.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	SNII	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SNII WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Supernova Partners Acquisition Company II, Ltd. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form
8-K
(the “First Amendment”) for the initial public offering (“IPO”) which closed on March 4, 2021, as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021 (the “Original Form
8-K”)
to amend and restate the Company’s audited balance sheet and accompanying footnotes as of March 4, 2021 (the “IPO Balance Sheet”) as further described below.
This First Amendment on Form
8-K/A
is presented as of the filing date of the Original Form
8-K
and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form
8-K/A
should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original
Form 8-K.
The Company is filing this First Amendment on Form
8-K/A
to reflect a restatement of the Company’s IPO Balance Sheet, to account for the Company’s warrants as derivative liabilities instead of components of equity and to reclassify a portion of its public shares from permanent equity to temporary equity.
Background of Restatement
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Upon issuance on March 4, 2021, the Company’s warrants were accounted for as equity within the Company’s previously reported balance sheet. After discussion and evaluation, including with the Company’s independent registered public accounting firm and the Company’s audit committee, management concluded that the warrants should be presented as liabilities with subsequent fair value re-measurement.
The Warrants were reflected as a component of equity in the Post-IPO Balance Sheet as opposed to liabilities on the balance sheet, based on the Company’s application of FASB ASC Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreement. The Company reassessed its accounting for Warrants issued on March 4, 2021, in light of the SEC Staff’s published views. Based on this reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company Statement of Operations each reporting period.
In addition, while preparing the Company’s unaudited condensed financial statements as of and for quarterly period ended September 30, 2021, the Company has reevaluated the Company’s application of ASC
480-10-S99-3A to
its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”) sold in the Company’s IPO (as defined below) on March 4, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5,000,001 on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with the filing on November 15, 2021 with the SEC of its Quarterly Report on Form
10-Q
as of and for the period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets.
As a result, on November 14, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued audited balance sheet as of March 4, 2021 (the “Post IPO Balance Sheet”), included in the Original Form
8-K,
filed with the SEC on March 10, 2021, should be restated to account for the Company’s warrants as derivative liabilities instead of components of equity and to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form
8-K/A.
As such, the Company is restating the IPO Balance Sheet in this First Amendment on Form
8-K/A.
The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.
The financial statements and related financial information that was included in the Original Form
8-K
is superseded by the financial information in this Form
8-K/A,
and the financial statements and related financial information contained in the Original Form
8-K
should no longer be relied upon.
This First Amendment on Form
8-K/A
sets forth the Original Form
8-K
in its entirety, as amended to reflect the restatement.
The following item has been amended as a result of the restatement: Exhibit No. 99.1, “Audited Balance Sheet as of March 4, 2021”
As a result of the restatement described in this First Amendment on Form
8-K/A,
the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Third Quarter Form
10-Q.
Item 8.01. Other Events.
On March 4, 2021, the Company consummated its IPO of 34,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-fourth
of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.
Simultaneously with the consummation of the IPO on March 4, 2021, the Company completed the private sale (the “Private Placement”) of 4,450,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Supernova Partners II LLC, generating gross proceeds to the Company of $8,900,000.
Approximately $345 million of the net proceeds from the IPO and the sale of the Private Placement Warrants to the Sponsor have been deposited in a trust account maintained by American Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 4, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form
8-K.

Item 9.01 Financial Statements and Exhibits
(d)
Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited Pro Forma Balance Sheet, as of March 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Additional Information and Where to Find It
Supernova has filed with the SEC a registration statement on
Form S-4
(as amended, the “Form S-4”), which includes a preliminary proxy statement/prospectus in connection with the proposed Business Combination and will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Supernova’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Supernova’s solicitation of proxies for its shareholders’ meeting to be held to approve the proposed Business Combination because the proxy statement/prospectus will contain important information about Supernova, Rigetti and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed Business Combination. Shareholders are also able to obtain copies of the
Form S-4 and
the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to Supernova Partners Acquisition Company II, Ltd., 4301 50th Street NW, Suite 300, PMB 1044, Washington, DC 20016.
Participants in the Solicitation
Supernova, Rigetti and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of Supernova’s shareholders with respect to the approval of the proposed Business Combination. Supernova and Rigetti urge investors, shareholders and other interested persons to read the
Form S-4, including
the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about Rigetti, Supernova and the proposed Business Combination. Information regarding Supernova’s directors and officers and a description of their interests in Supernova is contained in Supernova’s prospectus dated March 3, 2021 relating to its initial public offering. Additional information regarding the participants in the proxy solicitation, including Rigetti’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is included in the
Form S-4 and
the definitive proxy statement/prospectus for the Business Combination when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Supernova as described above under “
Additional Information and Where to Find It.
”
Forward-Looking Statements
Certain statements in this report and the exhibits to this report may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Rigetti, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Supernova or to satisfy other conditions to the closing of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Rigetti as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that Rigetti or the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the
COVID-19
pandemic on Rigetti’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form
S-4
and proxy statement/prospectus discussed above and other documents filed with Supernova from time to time with the SEC.
Nothing in this report or the exhibits to this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Rigetti undertakes any duty to update these forward-looking statements.

No Offer or Solicitation
This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supernova Partners Acquisition Company II, Ltd.

Date: January 13, 2022	By:	/s/ Robert D. Reid
	Name:	Robert D. Reid
	Title:	Chief Executive Officer

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